UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

American Water Works Company, Inc. (“American Water”) is filing this Current Report on Form 8-K to:

•	report that, on April 11, 2018, American Water entered into:

•	separate forward sale agreements, each as described below and effective as of April 16, 2018, relating to an aggregate of 2,320,000 shares of its common stock, $0.01 par value per share (“Common Stock”); and

•	an underwriting agreement, as described below, related to the public offering and sale of 2,320,000 shares of Common Stock; and

•	report that, on April 16, 2018, American Water closed the offering of Common Stock described herein; and

•	include, as exhibits, certain documents executed in connection with the sale of Common Stock disclosed herein.

Item 1.01.	Entry into a Material Definitive Agreement.

On April 11, 2018, American Water entered into a forward sale agreement with an affiliate of JPMorgan Chase Bank, National Association and a forward sale agreement with Wells Fargo Bank, National Association (each, a “Forward Purchaser”), relating to an aggregate of 2,320,000 shares of Common Stock (each, a “Forward Sale Agreement”).

In connection with the Forward Sale Agreements, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the underwriters (the “Underwriters”), J.P. Morgan Securities LLC and Wells Fargo Bank, National Association, as the forward sellers (the “Forward Sellers”) and the Forward Purchasers, pursuant to which the Forward Sellers sold to the Underwriters an aggregate of 2,320,000 shares of Common Stock. As contemplated by the Forward Sale Agreements, the Forward Sellers borrowed from third parties all such shares of Common Stock.

Each Forward Sale Agreement provides for settlement on a settlement date or dates to be specified at American Water’s discretion on or prior to April 11, 2019. On a settlement date or dates, if American Water decides to physically settle a Forward Sale Agreement, American Water will issue shares of Common Stock to the relevant Forward Purchaser at the then-applicable forward sale price. The forward sale price will initially be $79.36 per share. Each Forward Sale Agreement provides that the initial forward sale price is subject to adjustment on a daily basis based on a floating interest rate factor equal to the federal funds rate less a spread, and will be decreased by an amount per share specified in such Forward Sale Agreement on each of certain dates specified in such Forward Sale Agreement. The forward sale price will also be subject to decrease if the cost to a Forward Seller of borrowing Common Stock exceeds a specified amount. If the federal funds rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price for such day.

Except under limited circumstances described below, American Water has the right to elect physical settlement, net share settlement or cash settlement under a Forward Sale Agreement. Although American Water currently intends to elect full physical settlement of each Forward Sale Agreement if American Water successfully completes the previously-announced acquisition (the “Acquisition”) of Nicor Energy Services Company, doing business as Pivotal Home Solutions (“Pivotal”), American Water may elect cash settlement or net share settlement for all or a portion of its obligations under a Forward Sale Agreement if American Water concludes that it is in its interest to do so. In the event that American Water elects to cash settle or net share settle a Forward Sale Agreement, the settlement amount for such Forward Sale Agreement will be equal to (1)(a) the adjusted forward sale price, minus (b) the average volume weighted price during the period in which a Forward Purchaser or one of its affiliates closes out its short positions related to a Forward Sale Agreement, multiplied by (2) the number of shares of Common Stock being settled. The settlement amount is also subject to adjustment in respect of any scheduled decrease in the forward sale price per share that occurs before such Forward Purchaser has unwound its hedge. If this settlement amount is a positive number, the relevant Forward Purchaser will pay American Water that amount (in the case of cash settlement) or deliver to American Water a number of shares of Common Stock having a value equal to such amount (in the event of net share settlement). If this settlement amount is a negative number, American Water will pay the relevant Forward Purchaser the absolute value of that amount (in the case of cash settlement) or deliver to such Forward Purchaser a number of shares of Common Stock having a value equal to the absolute value of such amount (in the event of net share settlement).

Each Forward Purchaser will have the right to accelerate its Forward Sale Agreement and require American Water to physically settle its Forward Sale Agreement on a date specified by such Forward Purchaser if:

•	in its sole judgment, it or its affiliate is unable to borrow a number of shares of Common Stock equal to the number of shares of Common Stock to be delivered by American Water upon physical settlement of its Forward Sale Agreement or it or its affiliate is unable to borrow such number of shares at a rate equal to or less than an agreed maximum stock loan rate;

•	American Water declares any dividend or distribution on its Common Stock (other than an extraordinary dividend) payable in (i) cash in excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than Common Stock), rights, warrants or other assets for payment at less than the prevailing market price, as determined by such Forward Purchaser;

•	certain ownership thresholds applicable to such Forward Purchaser are exceeded;

•	an event (other than the Acquisition) is announced that, if consummated, would result in an extraordinary event (as defined in the Forward Sale Agreements) including, among other things, certain mergers and tender offers, as well as certain events such as delisting of the Common Stock (each as more fully described in the Forward Sale Agreements); or

•	certain other events of default or termination events occur, including, among other things, any material misrepresentation made in connection with entering into its Forward Sale Agreement, American Water’s bankruptcy or a change in law (each as more fully described in the Forward Sale Agreements).

The foregoing description of each of the Forward Sale Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each such Forward Sale Agreement, which are filed as Exhibits 10.1 and 10.2 hereto respectively, and are incorporated by reference herein.

Item 8.01.	Other Events.

On April 11, 2018, American Water entered into the Underwriting Agreement with the Underwriters, the Forward Sellers and the Forward Purchasers, related to the registered public offering and sale by the Forward Sellers of 2,320,000 shares of Common Stock that were borrowed and delivered to the Underwriters by the Forward Sellers. On April 16, 2018, the Forward Purchasers sold to the Underwriters 2,320,000 shares of Common Stock in connection with the Forward Sale Agreements. This Current Report on Form 8-K is being filed, in part, to report the closing of the offering described herein, and to include, as exhibits, certain documents executed in connection with the sale of the Common Stock.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on our current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower customer rates; the timeliness and outcome of regulatory commissions’ actions concerning rates, capital structure, authorized return on equity, capital investment, system acquisitions, taxes, permitting and other decisions; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; limitations on the availability of our water supplies or sources of water, or restrictions on our use thereof, resulting from allocation rights, governmental or regulatory requirements and restrictions, drought, overuse or other factors; changes in laws, governmental regulations and policies, including with respect to environmental, health and safety, water quality and emerging contaminants, public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms and solar flares; the outcome of litigation and similar governmental proceedings, investigations or actions, including matters related to the Freedom Industries chemical spill in West Virginia and the preliminarily approved global class action settlement agreement related to this chemical spill; our ability to appropriately maintain current infrastructure, including our operational and information technology (“IT”) systems, and manage the expansion of our business; exposure or infiltration of our critical infrastructure, operational technology and IT systems, including the disclosure of sensitive or confidential information contained therein, through physical or cyber attacks or other means; our ability to obtain permits and other approvals for projects; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; the intentional or unintentional actions of a third party, including contamination of our water supplies or water provided to our customers; our ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for our operations; our ability to successfully meet growth projections for our business and capitalize on growth opportunities, including our ability to, among other things, acquire and integrate water and wastewater systems into our regulated operations, and enter into contracts and other agreements with, or otherwise obtain, new customers in our market-based businesses; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement and security regulations; cost overruns relating to improvements in or the expansion of our operations; our ability to maintain safe work sites; our exposure to liabilities related to environmental laws and similar matters resulting from, among other things, water and wastewater service provided to customers, including, for example, our water service and management solutions that are focused on customers in the natural gas exploration and production market; changes in general economic, political, business and financial market conditions; access to sufficient capital on satisfactory terms and when and as needed to support operations and capital expenditures; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on us or our current or future debt that could increase our financing costs or funding requirements or affect our ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase our cost and funding requirements; changes in federal or state general, income and other tax laws, including any further rules, regulations, interpretations and guidance by the U.S. Department of the Treasury and state or local taxing authorities related to the enactment of the Tax Cuts and Jobs Act, the availability of tax credits and tax abatement programs, and our ability to utilize our U.S. federal and state income tax net operating loss carryforwards; migration of customers into or out of our service territories; the use by municipalities of the power of eminent domain or other authority to condemn our systems, or the assertion by private landowners of similar rights against us; the difficulty or inability to obtain insurance, our inability to obtain insurance at acceptable rates and on acceptable terms and conditions, or an inability to obtain reimbursement under existing insurance programs for any losses sustained; the incurrence of impairment charges related to our goodwill or other assets; labor actions, including work stoppages and strikes; the ability to retain and attract qualified employees; civil disturbances or terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts; the impact of new, and changes to existing, accounting standards; obtaining regulatory approvals and consents required to complete, and satisfying other conditions to the closing of, the Acquisition; our ability to finance the purchase price of the Acquisition; the occurrence of the benefits and synergies expected or predicted to occur as a result of the completion of the Acquisition; unexpected costs, liabilities or delays associated with the Acquisition or the integration of Pivotal; the timing and method of settlement of the Forward Sale Agreements; and the amount and intended use of any proceeds received from the settlement of such Forward Sale Agreements.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in our annual and quarterly filings with the Securities and Exchange Commission (the “SEC”), and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date this Current Report on Form 8-K is filed with the SEC. We do not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on our businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits have been filed herewith:

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated April 11, 2018, by and among American Water, the Underwriters, the Forward Sellers and the Forward Purchasers.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Confirmation of Forward Sale Transaction, dated April 11, 2018, among American Water and JPMorgan Chase Bank, National Association, and J.P. Morgan Securities LLC, solely as agent.

10.2	Confirmation of Forward Sale Transaction, dated April 11, 2018, between American Water and Wells Fargo Bank, National Association.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: April 16, 2018	By:	/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Executive Vice President and Chief Financial Officer